UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Aberdeen Asia-Pacific Income Fund, Inc. Aberdeen Global Income Fund, Inc. Aberdeen Australia Equity Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

ABERDEEN ASIA-PACIFIC INCOME FUND, INC.
ABERDEEN GLOBAL INCOME FUND, INC.
ABERDEEN AUSTRALIA EQUITY FUND, INC.
1900 Market Street, Suite 200
Philadelphia, PA 19103

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
To be held on April 28, 2022

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of each of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. (each, a "Fund," and collectively, the "Funds") (each meeting, an "Annual Meeting," and collectively, the "Annual Meetings") will be held in a virtual format on the following dates and at the following times:

Aberdeen Asia-Pacific Income Fund, Inc. (NYSE MKT: "FAX")  April 28, 2022  10:00 a.m. Eastern Time

Aberdeen Global Income Fund, Inc. (NYSE MKT: "FCO")  April 28, 2022  10:30 a.m. Eastern Time

Aberdeen Australia Equity Fund, Inc. (NYSE MKT: "IAF")  April 28, 2022  11:00 a.m. Eastern Time

The purpose of the Annual Meetings is to consider and act upon the following proposals (each a "Proposal") for each Fund, as applicable, and to consider and act upon such other matters as may properly come before the Annual Meetings or any adjournments or postponements thereof:

Proposal 1: Election of Common Share Directors
FAX — To elect one Class I Director, to serve for a three-year term.
FCO — To elect one Class III Director, to serve for a three-year term.
IAF — To elect one Class I Director, to serve for a three-year term.

Proposal 2: Election of Preferred Share Directors
FAX — To elect one Preferred Share Director, to serve for a three-year term.

Proposal 3: To consider the continuation of the term of two Directors for FAX, two Directors for FCO and three Directors for IAF under each Fund's Corporate Governance Policies.

Each Proposal is discussed in greater detail in the enclosed Joint Proxy Statement. You are entitled to notice of, and to vote at, the Annual Meeting of a Fund if you owned shares of such Fund at the close of business on March 4, 2022 (the "Record Date"). If you virtually attend an Annual Meeting, you may vote your shares electronically at that time. Even if you expect to attend an Annual Meeting, please complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

Due to the public health impact of the coronavirus pandemic (COVID-19) and to support the health and wellbeing of our stockholders, you will not be able to attend an Annual Meeting in person. All stockholders are requested to vote by proxy over the Internet, by telephone or by completing, dating and signing the enclosed proxy card and returning it promptly. You also may vote electronically at an Annual Meeting if you choose to attend.

This year's Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted solely online via live webcast. You will be able to attend and participate in an Annual Meeting online, vote your shares electronically and submit your questions prior to and during the Annual Meeting by visiting: www.meetnow.global/M2MAXYN at the date and time described in the accompanying proxy statement. To participate in an Annual Meeting, you will need to log on using the control number from your proxy card or Annual Meeting notice. The control number can be found in the shaded box. There is no physical location for the Annual Meetings.

You may vote electronically during an Annual Meeting by following the instructions available on the Annual Meeting website during the Annual Meeting.

Registering to Attend the Virtual Annual Meetings as a Beneficial Owner

We will admit to an Annual Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend an Annual Meeting. To register you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Funds' proxy tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration for the Annual Meetings must be received no later than 5:00 p.m., Eastern Time, on April 25, 2022. You will receive a confirmation email from Computershare of your registration and a control number that will allow you to vote at the Annual Meetings.

This notice and related proxy materials are first being mailed to shareholders on or about March 25, 2022.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meetings of Shareholders to Be Held on Thursday, April 28, 2022: This Notice, the Joint Proxy Statement and the form of proxy card(s) are available on the Internet at http://www.abrdn.com/en-us/cefinvestorcenter. On this website, you will be able to access the Notice, the Joint Proxy Statement, the form of proxy card(s) and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

By order of the Boards of Directors,

Megan Kennedy, Vice President and Secretary
Aberdeen Asia-Pacific Income Fund, Inc.
Aberdeen Global Income Fund, Inc.
Aberdeen Australia Equity Fund, Inc.

TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETINGS VIRTUALLY, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETINGS. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) FOR THE ANNUAL MEETINGS PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S). NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

March 25, 2022
Philadelphia, Pennsylvania

ABERDEEN ASIA-PACIFIC INCOME FUND, INC. ("FAX")
ABERDEEN GLOBAL INCOME FUND, INC. ("FCO")
ABERDEEN AUSTRALIA EQUITY FUND, INC. ("IAF")

(each, a "Fund" and collectively, the "Funds")

1900 Market Street, Suite 200
Philadelphia, PA 19103

JOINT PROXY STATEMENT

For the Annual Meetings of Shareholders
each to be held on April 28, 2022

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by each Fund's Board of Directors (each, a "Board," and collectively, the "Boards," with members of each Board being referred to as "Directors") to be voted at the Annual Meeting of Shareholders of each Fund (each, a "Meeting," and collectively, the "Meetings") to be held in a virtual meeting format on Thursday, April 28, 2022 and at any adjournments or postponements thereof. A Notice of Annual Meetings of Shareholders and a proxy card (the "Proxy Card") accompany this Joint Proxy Statement. This Joint Proxy Statement is first being mailed to shareholders on or about March 25, 2022.

The purpose of the Annual Meetings is to consider and act upon the following proposals (each a "Proposal") for each Fund, as applicable, and to consider and act upon such other matters as may properly come before the Annual Meetings or any adjournments or postponements thereof:

Proposal 1: Election of Common Share Directors
FAX — To elect one Class I Director, to serve for a three-year term.
FCO — To elect one Class III Director, to serve for a three-year term.
IAF — To elect one Class I Director, to serve for a three-year term.

Proposal 2: To elect one Preferred Share Director
FAX — To elect one Preferred Share Director to serve for a three-year term by the preferred shareholders voting as a separate class.

Proposal 3: To consider the continuation of the term of two Directors for FAX, two Directors for FCO and three Directors for IAF under each Fund's Corporate Governance Policies.

All properly executed proxies received prior to a Meeting will be voted at the Meeting, or at any adjournments or postponements thereof, in accordance with the instructions marked on the Proxy Card. Unless instructions to the contrary are marked on the Proxy Card, proxies received will be voted "FOR" each Proposal. The persons named as proxy holders on the Proxy Card will vote in their discretion on any other matters that may properly come before each Meeting or any adjournments or postponements thereof. Any proxy may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated Proxy Card, giving written notice to Megan Kennedy, Secretary of the Fund(s), 1900 Market Street, Suite 200, Philadelphia, PA 19103, or by virtually attending a Meeting and voting online. Shareholders may authorize proxy voting by using the enclosed Proxy Card along with the enclosed envelope with pre-paid postage. Shareholders may also authorize proxy voting by telephone or through the internet by following the instructions contained on their Proxy Card. Shareholders do not have dissenters' rights of appraisal in connection with any of the matters to be voted on by the shareholders at each Meeting.

The presence at each Meeting, virtually or by proxy, of the shareholders entitled to cast a majority of all the votes entitled to be cast at the Meeting on any matter shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum at a Meeting, withheld votes and broker 'non-votes' (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular Proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting.

With regard to Proposal 1 for FCO, the affirmative vote of a majority of the votes cast of common stock at a meeting at which a quorum is present is necessary for the election of a common share Director, provided that, for the Fund, if the number of nominees for Director, as determined by the Secretary of the Fund, exceeds the number of Directors to be elected, the common share Directors shall be elected by the vote of a plurality of the shares of common stock. Under a plurality vote, the nominees who receive the highest number of votes up to the number of Directors to be elected will be elected even if they receive less than a majority of the votes cast. With regard to Proposal 1 for IAF, the vote of a plurality of all the votes cast at a meeting at which a quorum is present is necessary for the election of a common share Director. Approval of Proposal 2 for FAX will require the affirmative vote of a majority of the shares of preferred stock cast at a meeting at which a quorum is present to elect the preferred share Director, provided that if the number of nominees for preferred share Director, as determined by the Secretary of the Fund, exceeds the number of preferred share Directors to be elected, the preferred share Directors shall be elected by the vote of a plurality of the preferred shares represented virtually or by proxy. With respect to Proposal 3, the vote of a majority of the votes cast at a meeting at which a quorum is present is required. For purposes of the election of Directors for FAX and FCO, withheld votes and broker 'non-votes' will not be counted as votes cast and will have no effect on the result of the vote. For purposes of the election of Directors for IAF, withheld votes will not be counted as votes cast and will have no effect on the result of the vote, but broker 'non-votes' will be voted "FOR" the Proposal.

Each Board has adopted certain corporate governance policies for each Fund which include (i) a resignation policy which generally provides that (notwithstanding the plurality voting standard for IAF) an Independent Director, in an uncontested election, who does not receive a majority of votes "FOR" his or her election at a meeting of shareholders shall be deemed to have tendered his or her resignation, subject to a Board's acceptance or rejection of such resignation, which Board determination will be disclosed publicly to Fund shareholders; (ii) a policy requiring that after an Independent Director has served on the Board for three consecutive terms of three years following the later of (a) engagement of the existing investment manager of the Fund or (b) the Independent Director's election to the Board, the Independent Director will be put forth for consideration by shareholders annually; and (iii) a policy whereby newly appointed directors will be submitted for consideration at the next regular shareholder meeting. With respect to clause (ii) above, Independent Directors currently serving on the Boards will be submitted to stockholders for consideration of continuation as a director on an annual basis beginning at the first annual meeting following the end of each such Board member's three-year term in office after the end of such Independent Director's current term.

If a quorum is not present virtually or by proxy at the time a Meeting is called to order, the Chairman of the Meeting may adjourn the Meeting. For FAX or FCO, if a quorum is present but there are not sufficient votes to approve the Proposal, the chairman of the Meeting or the shareholders entitled to vote at such Meeting present virtually, by a majority of the votes validly cast, may adjourn the Meeting to permit further solicitation of proxies on that Proposal. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date.

We will admit to a Meeting (1) all shareholders of record on March 4, 2022 (the "Record Date"), (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meetings. To register you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Funds' proxy tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration for an Annual Meeting must be received no later than 5:00 p.m., Eastern Time, on April 22, 2022. You will receive a confirmation email from Computershare of your registration and a control number that will allow you to vote at the Annual Meetings.

Each Board has fixed the close of business on March 4, 2022 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, each Meeting and at any adjournment or postponement thereof. Shareholders on the Record Date for each Fund will be entitled to one vote for each share held for their respective Meeting. As of the Record Date, the following number of shares of each Fund were issued and outstanding:

FAX had outstanding 247,695,768 shares of common stock, par value $0.01 per share.

FCO had outstanding 9,220,688 shares of common stock, par value $0.001 per share.

IAF had outstanding 24,149,126 shares of common stock, par value $0.01 per share.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meetings to Be Held on Thursday, April 28, 2022 in a virtual meeting format. The Proxy Materials and each Fund's most recent annual report for the fiscal year ended October 31, 2021 are available on the Internet at http://www.abrdn.com/en-us/cefinvestorcenter. Each Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 2021, and any more recent reports, to any Fund shareholder upon request. To request a copy, please write to the Funds c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103, or call 1-800-522-5465. You may also call for information on how to obtain directions to be able to register to attend a Meeting.

Proposal 1: Election of Common Share Directors

Each Fund's bylaws provide that the Fund's Board be elected by holders of the Fund's common shares divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. Each year the term of office of one class expires. Directors who are deemed "interested persons" (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")), of each Fund, the Funds' investment manager, abrdn (formerly "Aberdeen Standard Investments (Asia)") Limited (the "Investment Manager" or "ASIAL"), or, in the case of FAX and FCO, the investment sub-adviser, Aberdeen Asset Managers Limited (the "Sub-Adviser" or "AAML"), are referred to in this Joint Proxy Statement as "Interested Directors." Directors who are not interested persons, as described above, are referred to in this Joint Proxy Statement as "Independent Directors."

Each Board, including the Independent Directors, upon the recommendation of the respective Board's Nominating and Corporate Governance Committee, which is composed entirely of Independent Directors, has nominated the following individuals for election as common share Directors to its Board as follows:

Aberdeen Asia-Pacific Income Fund, Inc.  Stephen Bird (Class I Director, 3-year term ending 2025)

Aberdeen Global Income Fund, Inc.  Radhika Ajmera (Class III Director, 3-year term ending 2025)

Aberdeen Australia Equity Fund, Inc.  Moritz Sell (Class I Director, 3-year term ending 2025)

Each of the nominees has indicated an intention to serve if elected and has consented to be named in this Joint Proxy Statement.

It is the intention of the persons named on the enclosed proxy card(s) to vote "FOR" the election of the persons indicated above to serve as common share Directors. The Boards know of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the affected Fund's Board may recommend.

The Directors, including the Independent Directors, unanimously recommend that shareholders vote "FOR" the nominees as Directors.

Proposal 2: Election of FAX Preferred Share Director

FAX's Articles Supplementary provide that the Fund's preferred share Directors be elected by holders of the Fund's preferred stock.

The Board of FAX, including the Independent Directors, upon the recommendation of the Board's Nominating and Corporate Governance Committee, which is composed entirely of Independent Directors, has nominated the following individual for election as preferred share Director to the FAX Board:

Moritz Sell (Preferred Share Director, three-year term ending 2025)

It is the intention of the persons named as proxies on the enclosed Proxy Card(s) to vote "FOR" the election of Mr. Sell to serve as a preferred share Director for a three-year term. The Board knows of no reason why Mr. Sell will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominee as the Fund's Board may recommend.

Proposal 3: Consideration of Continuation of Term for Director under the Corporate Governance Policies

As stated above, the Board has adopted Corporate Governance Policies which include a policy requiring that after an Independent Director has served on the Board for three consecutive terms of three years following the later of (a) engagement of the existing investment manager of the Fund or (b) the Independent Director's election to the Board, the Independent Director will be put forth for consideration by shareholders annually. Under the Corporate Governance Policies, Independent Directors currently serving on the Boards will be submitted to stockholders for consideration of continuation as a director on an annual basis beginning at the first annual meeting following the end of each such Board member's three-year term in office after the end of such Independent Director's current term. P. Gerald Malone and William J. Potter, with respect to FAX, FCO and IAF, and Moritz Sell, with respect to IAF, have each served out their term of office during which the Corporate Governance Policies were approved as well as a three-year term of office following that term. They each much therefore be put forth for consideration by shareholders annually pursuant to the Corporate Governance Policies.

Each Board, including the Independent Directors, upon the recommendation of the Board's Nominating and Corporate Governance Committee, which is composed entirely of Independent Directors, recommends the continuation of the following individuals put forth for consideration under the Funds' Corporate Governance Policies:

Aberdeen Asia-Pacific Income Fund, Inc.

    P. Gerald Malone (Class II Director, 3-year term ending 2023)

    William J. Potter (Preferred Share Director, 3-year term ending 2024)

Aberdeen Global Income Fund, Inc.

    P. Gerald Malone (Class I Director, 3-year term ending 2023)

    William J. Potter (Class II Director, 3-year term ending 2024)

Aberdeen Australia Equity Fund, Inc.

    Moritz Sell (Class I Director, 3-year term ending 2025)

    P. Gerald Malone (Class II Director, 3-year term ending 2023)

    William J. Potter (Class III Director, 3-year term ending 2024)

If a nominee pursuant to Proposal 3 does not receive a majority of the votes cast on the terms set forth in FAX and FCO's Corporate Governance Policies, the nominee will be deemed to have tendered their resignation for consideration by the FAX or FCO Board. If a nominee pursuant to this Proposal 3 does not receive a majority of the votes cast on the terms set forth in IAF's Corporate Governance Policies, the nominee will be deemed to have tendered their resignation for consideration by the IAF Board. The Nominating and Corporate Governance Committee of each Fund shall make a recommendation to the respective Board on whether to accept or reject the resignation, or whether other action shall be taken. The respective Board(s) shall act on the resignation, taking into account the Nominating and Corporate Governance Committee's recommendation, and shall publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the voting results. Each nominee will not participate in the Nominating and Corporate Governance Committee's recommendation or the respective Board's decision with respect to such nominee.

It is the intention of the persons named on the enclosed proxy card(s) to vote "FOR" the election of the persons indicated above to continue to serve as common share Directors. Each Board knows of no reason why these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the affected Fund's Board may recommend.

The Directors, including the Independent Directors, unanimously recommend that shareholders vote "FOR" the continuation of the term of the Directors under the Corporate Governance Policies.

The following tables set forth certain information regarding the nominees for election to the Boards of the Funds, Directors whose terms of office continue beyond the Meetings, and the principal officers of the Funds.

Name, Address and Year of Birth	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Nominees for Director:
Radhika Ajmera** † c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1964	IAF Class II Director; FAX, FCO Class III Director	FCO Term expires 2022; FAX Term expires 2024, IAF Term expires 2023 FAX, FCO, IAF Director effective April 29, 2021.

Ms. Ajmera was appointed Chair of abrdn Japan Equity Fund Inc in 2017, having served as a director since 2014. She has been an independent non-executive director of Aberdeen Asia-Pacific Income Investment Co Ltd since 2015. She is also an independent non-executive director of Aberdeen Funds since 2020 and Aberdeen Global Income Fund Inc, Aberdeen Asia-Pacific Income Fund Inc and Aberdeen Australia Equity Fund Inc since 2021. She has over 20 years' experience in fund management, predominantly in emerging markets. She has also held a number of UK closed end fund non-executive directorships. Ms Ajmera is a graduate of the London School of Economics.

				21	None.

Name, Address and Year of Birth	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Director During the Past Five Years
P. Gerald Malone** † c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	FAX, FCO Chair of the Board; FAX, IAF Class II Director; FCO Class I Director	FAX, IAF, FCO Terms expire 2023. FAX Director since 2001; FCO Director since 2005; IAF Director since 2008.

Mr. Malone is, by profession, a lawyer of over 40 years. Currently, he is a non-executive director of a number of U.S. companies, including Medality Medical (medical technology company) and Bionik Laboratories Corp. (US healthcare company) since 2018. He is also Chair of many of the open and closed end funds in the Fund Complex. He previously served as Independent Chairman of UK companies Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company Ultrasis plc (healthcare software services company) until October 2014. Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.

				26	Director of Bionik Laboratories Corporation (U.S. healthcare company) since 2018.
Moritz Sell** † c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1967	FAX Preferred Share Director; IAF, FCO Class I Director	FAX, IAF Term expires 2022; FCO Term expires 2023. IAF Director since 2004. FAX, FCO Director since 2018.	Mr. Sell currently serves as a Principal at Edison Holdings GmbH (commercial real estate and venture capital) (since October 2015). In addition, Mr. Sell serves as a Senior Advisor for Markston International LLC, an independent investment manager (since January 2014).	3	Swiss Helvetia Fund (since June 2017) and High Income Securities Fund (since June 2018).

Name, Address and Year of Birth	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Directors whose terms of office continue beyond the Annual Meetings:
Neville J. Miles**, *** † c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1946	IAF Chair of the Board; FAX, IAF Class I Director; FCO Class III Director	FAX, IAF, FCO Terms expire 2022. IAF Director since 1996; FAX, FCO Director since 1999.	Mr. Miles is a non-executive director of a number of Australian and overseas companies and serves as Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment).	20	None.
William J. Potter** † c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1948	FAX Preferred Share Director; IAF Class III Director; FCO Class II Director	FAX, IAF, FCO Terms expire 2024. IAF Director since 1985; FAX Director since 1986; FCO Director since 1992.

Mr. Potter has been the Chairman of Arsenal Square Holdings (consulting and advisory) since 2018, a Director of Alexandria Bancorp (international banking and trustee services) since 1989, a Director of the National Foreign Trade Council (international trade) 1983-2017, director of Howell Biopharma Ltd (healthcare) since 2018, director and chairman of Arrow Robotics Ltd (technology) since 2018, and advisory board member of Nuvve Holding Corporation (technology) since 2020. He also serves on the boards or advisory boards of a number of private companies and charities including the Queen Elizabeth September 11th Garden and the National Foundation for Cancer Research.

				3	None.

Name, Address and Year of Birth	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Director During the Past Five Years
Interested Nominee for Director:
Stephen Bird†† c/o abrdn Inc. 1900 Market St., Suite 200, Philadelphia, PA 19103 Year of Birth: 1967	IAF Class III Director, FAX Class I Director, FCO Class II Director	IAF, FCO Terms expire 2024; FAX Term expires 2022 Director since 2021

Mr. Bird joined the Board of SLA plc in July 2020 as Chief Executive-Designate, and was formally appointed Chief Executive Officer in September 2020. Previously, Mr. Bird served as chief executive officer of global consumer banking at Citigroup from 2015, retiring from the role in November 2019. His responsibilities encompassed all consumer and commercial banking businesses in 19 countries, including retail banking and wealth management, credit cards, mortgages, and operations and technology supporting these businesses. Prior to this, Mr. Bird was chief executive for all of Citigroup's Asia Pacific business lines across 17 markets in the region, including India and China. Mr. Bird joined Citigroup in 1998, and during his 21 years with the company he held a number of leadership roles in banking, operations and technology across its Asian and Latin American businesses. Before this, he held management positions in the UK at GE Capital—where he was director of UK operations from 1996 to 1998—and at British Steel.

				26	None.

*  Aberdeen Emerging Markets Equity Income Fund, Inc., the Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Standard Investments ETFs, Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Standard Global Infrastructure Income Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund and Aberdeen Income Credit Strategies Fund have the same Investment Manager and/or Sub-Adviser as the Funds, or an investment adviser that is affiliated with the Investment Manager or Sub-Adviser and may thus be deemed to be part of the same "Fund Complex" as the Funds.

**  Member of the Nominating and Corporate Governance Committee.

***  Retiring from the Board of Directors of each Fund effective April 28, 2022.

†  Member of the Audit and Valuation Committee.

††  Deemed to be an Interested Director of the Funds because of his affiliation with the Funds' Investment Manager and Sub-Adviser, as applicable.

ADDITIONAL INFORMATION ABOUT THE DIRECTORS

Each Board believes that each Director's experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Directors possess the requisite experience, qualifications, attributes and skills to serve on their respective Board. Each Board believes that the Directors' ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with ASIAL and AAML, as applicable, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. Each Board has also considered the contributions that each Director can make to the respective Board on which he or she serves and to the Fund(s). A Director's ability to perform his or her duties effectively may have been attained through the Director's executive, business, consulting, and/or legal positions; experience from service as a Director of the Fund(s) and other funds/portfolios in the Aberdeen complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Director in addition to the information set forth in the table above: Mr. Bird, Chief Executive Officer of abrdn and prior Chief Executive Officer of other public companies; Mr. Malone, legal background and public service leadership experience, board experience with other public and private companies, and executive and business consulting experience; Mr. Miles, financial services, investment management and executive experience and board experience with various Australian public and private companies; Mr. Potter, financial services, investment management and merchant banking experience, executive and consulting experience, and board experience with public companies and non-profit organizations; Ms. Ajmera, financial background in fund management; and Mr. Sell, director and executive experience at an investment banking and trading firm and board experience with another closed-end fund outside of the Aberdeen complex.

Each Board believes that the significance of each Director's experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. In its periodic self-assessment of the effectiveness of the Board, each Board considers the complementary individual skills and experience of the individual Directors in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Directors are presented pursuant to disclosure requirements of the Securities and Exchange Commission ("SEC"), do not constitute holding out a Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on a Board by reason thereof.

OFFICERS

Name, Address and Year of Birth	Positions(s) Held With Fund(s)	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Kenneth Akintewe** c/o abrdn Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1980	FAX, FCO Vice President	Since 2014	Currently, Head of Asian Sovereign Debt on the Asian Fixed Income Team at abrdn. Mr. Akintewe joined abrdn in 2002.
Joseph Andolina** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	FAX, FCO, IAF Chief Compliance Officer and Vice President— Compliance	Since 2017

Currently, Chief Risk Officer—Americas and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.'s Legal Department, where he served as US Counsel since 2012.

Name, Address and Year of Birth	Positions(s) Held With Fund(s)	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Mark Baker** c/o abrdn Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1981	FAX, FCO Vice President	Since 2019	Currently, Head of Fixed Income—Hong Kong on the Asian Fixed Income Team at abrdn. Mr. Baker joined abrdn in 2012
Chris Demetriou** c/o abrdn Inc. 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	FAX, FCO, IAF Vice President	Since 2020	Currently, Chief Executive Officer—UK, EMEA and Americas, Mr. Demetriou joined abrdn Inc. in 2013, as a result of the acquisition of SVG, a FTSE 250 private equity investor based in London.
Sharon Ferrari** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	FAX, FCO, IAF Vice President	Since 2009	Currently, Senior Product Manager—US for abrdn Inc. Ms. Ferrari joined abrdn Inc. as a Senior Fund Administrator in 2008.
Alan Goodson** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	FAX, FCO, IAF Vice President	Since 2009

Currently, Director, Vice President and Head of Product & Client Solutions—Americas for abrdn Inc, overseeing Product Management and Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.

Heather Hasson** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	FAX, FCO, IAF Vice President	Since 2022	Currently, Senior Product Manager, Product Governance US for abrdn. Ms. Hasson joined abrdn Inc. as a Fund Administrator in 2006
Robert Hepp** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	FAX, FCO, IAF Vice President	Since 2022	Currently, Senior Product Governance Manager, Product Governance US at abrdn. Mr. Hepp joined abrdn in 2016.
Megan Kennedy** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	FAX, FCO, IAF Vice President, Secretary	Since 2008	Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. as a Senior Fund Administrator in 2005.
Andrew Kim** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	FAX, FCO, IAF Vice President	Since 2022	Currently, Senior Product Governance Manager, Product Governance US for abrdn Inc. Mr. Kim joined abrdn Inc. in 2013.

Name, Address and Year of Birth	Positions(s) Held With Fund(s)	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Brian Kordeck** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	FAX, FCO, IAF Vice President	Since 2022	Currently, Senior Product Manager, Product Governance US for abrdn. Mr. Kordeck joined abrdn Inc. in 2013.
Michele Lopez abrdn Australia Limited Level 10, 255 George St. Sydney, NSW 2000 Australia Year of Birth:	IAF Vice President	Since 2019	Currently Head of Equities—Australia, Asian Equities, Ms. Lopez joined abrdn in 2004 from KPMG.
Michael Marsico** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	FAX, FCO, IAF Vice President	Since 2022	Currently, Senior Product Manager, Product Governance US for abrdn Inc. Mr. Marsico joined abrdn Inc. in 2014.
Adam McCabe** abrdn Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	FAX, FCO Vice President	Since 2011	Currently, Head of Fixed Income—Asia Pacific at abrdn. Mr. McCabe joined abrdn in 2009 following the acquisition of certain asset management businesses from Credit Suisse.
Andrea Melia** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	FAX, FCO, IAF Treasurer and Principal Accounting Officer	Since 2009	Currently, Vice President and Senior Director, Product Management for abrdn Inc. Ms. Melia joined abrdn Inc. in 2009.
Christian Pittard** c/o Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	FAX, FCO, IAF President	Since 2009	Currently, Group Head of Product Opportunities and a Director of abrdn PLC since 2010. Mr. Pittard joined abrdn from KPMG in 1999.
Lucia Sitar** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	FAX, FCO, IAF Vice President	Since 2008

Currently, Vice President and Head of Product Management and Governance for abrdn Inc. since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. Ms. Sitar joined abrdn Inc. as U.S. Counsel in July 2007.

*  Officers hold their positions with the Fund(s) until a successor has been duly elected and qualifies.

**  Each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.

Ownership of Securities

Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Aberdeen Family of Investment Companies (as defined below) beneficially owned by each Director or nominee as of March 21, 2022. The following key relates to the dollar ranges in the chart:

A. None
B. $1 — $10,000
C. $10,001 — $50,000
D. $50,001 — $100,000
E. over $100,000

Name of Director or Nominee	Dollar Range of Equity Securities Owned in Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in the Family of Investment Companies(2)
Independent Directors/Nominees:
P. Gerald Malone	FCO: B	E
FAX: B
IAF: B
Neville J. Miles*	FCO: C	C
FAX: B
IAF: B
William J. Potter	FCO: B	C
FAX: B
IAF: B
Moritz Sell	FCO: B	D
FAX: C
IAF: B
Radhika Ajmera	FAX: B	C
FCO: B
IAF: B
Interested Director/Nominee:
Stephen Bird	FCO: B	E
FAX: B
IAF: B

*  Retiring from the Board of Directors of each Fund effective April 28, 2022.

(1)  This information has been furnished by each Director as of October 31, 2021. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2)  "Family of Investment Companies" means those registered investment companies that are advised by the Investment Manager or an affiliate and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of March 21, 2022, each Fund's Directors and officers, in the aggregate, owned less than 1% of that Fund's outstanding equity securities. As of March 21, 2022, none of the Independent Directors or their immediate family members owned any shares of the Investment Manager or Sub-Adviser or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Manager or Sub-Adviser.

Mr. Pittard and Ms. Melia serve as executive officers of the Funds. As of October 31, 2021, Mr. Pittard and Ms. Melia did not own shares of the Funds' common stock.

BOARD AND COMMITTEE STRUCTURE

The Board of Directors of each of FAX, FCO and IAF is currently composed of five Independent Directors and one Interested Director, Stephen Bird. Neville Miles is retiring from the Board of Directors of each of FAX, FCO and IAF each effective at the conclusion of the shareholder meeting on April 28, 2022. Upon the retirement of Neville Miles, Stephen Bird will be reclassified from a Class II to a Class I Director and the Board will reduce by one member to five (5) Directors. Each Fund's bylaws provide that the Board to be elected by holders of a Fund's common stock shall be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year.

The Boards of FAX and FCO have appointed Mr. Malone, an Independent Director, as Chair. The Board of IAF has appointed Mr. Miles, an Independent Director, as Chair. Upon the retirement of Mr. Miles as a Director of the Board of IAF effective April 28, 2022, the IAF Board has appointed Mr. Malone, an Independent Director, as Chair. The Chair presides at meetings of the Directors, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Directors and management between Board meetings. Except for any duties specified herein, the designation of the Chair does not impose on such Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

Each Board holds regular quarterly meetings each year to consider and address matters involving the respective Fund. Each Board also may hold special meetings to address matters arising between regular meetings. The Independent Directors also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

Each Board has established a committee structure that includes an Audit and Valuation Committee, and a Nominating and Corporate Governance Committee (each discussed in more detail below) to assist each Board in the oversight and direction of the business affairs of the respective Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the respective Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of each Fund's activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. Each Nominating and Corporate Governance Committee and each Board as a whole also conduct an annual self-assessment of the performance of the Board, including consideration of the effectiveness of the Board's Committee structure. Each Committee is comprised entirely of Independent Directors. Each Committee member is also "independent" within the meaning of the New York Stock Exchange ("NYSE") MKT listing standards. Each Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Directors, coupled with an

Independent Director as Chair, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

Audit and Valuation Committee

Each Fund's Audit and Valuation Committee, established in accordance with Section 3(a)(58)(A) of the 1934 Act, is responsible for the selection and engagement of the Fund's independent registered public accounting firm (subject to ratification by the Fund's Independent Directors), pre-approves and reviews both the audit and non-audit work of the Fund's independent registered public accounting firm, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. The members of each Fund's Audit and Valuation Committee are Messrs. P. Gerald Malone, Neville J. Miles, William Potter and Moritz Sell and Ms. Radhika Ajmera.

Each Board has adopted an Audit and Valuation Committee Charter for its Audit and Valuation Committee, the current copy of which is available on each Fund's respective website at http://aberdeenfax.com, http://www.aberdeenfco.com and http://www.aberdeeniaf.com.

Each Audit and Valuation Committee oversees the activities of its Fund's Pricing Committee and performs the responsibilities assigned to the Audit and Valuation Committee in the Fund's Valuation and Liquidity Procedures, such as overseeing the implementation of the Valuation and Liquidity Procedures. Each Board has delegated to its Audit and Valuation Committee the responsibility of determining the fair value of its Fund's securities or other assets in situations set forth in the Valuation and Liquidity Procedures.

Nominating and Corporate Governance Committee; Consideration of Potential Director Nominees

Each Fund's Nominating and Corporate Governance Committee recommends nominations for membership on the Board and reviews and evaluates the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund's Investment Manager and Sub-Adviser, as appropriate, and other principal service providers. Each Nominating and Corporate Governance Committee generally meets twice annually to identify and evaluate nominees for director and makes its recommendations to its respective Board at the time of each Board's December meeting. Each Nominating and Corporate Governance Committee also periodically reviews director compensation and will recommend any appropriate changes to the Boards as a group. Each Nominating and Corporate Governance Committee also reviews and may make recommendations to its respective Board relating to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. Each Board has adopted a Nominating and Corporate Governance Committee Charter, a copy of which is on each Fund's respective website at http://aberdeenfax.com, http://www.aberdeenfco.com and http://www.aberdeeniaf.com. The members of each Fund's Nominating and Corporate Governance Committee are Messrs. P. Gerald Malone, Neville J. Miles, William J. Potter and Moritz Sell and Ms. Radhika Ajmera.

Each Nominating and Corporate Governance Committee may take into account a wide variety of factors in considering prospective director candidates, including (but not limited to): (i) availability (including availability to attend to Board business on short notice) and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) reputation; (v) financial expertise; (vi) the candidate's ability, judgment and expertise; (vii) overall diversity of the Board's composition; and (viii) commitment to the representation of the interests of the Fund and its shareholders. Each Nominating and Corporate Governance Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the Investment Manager or Sub-Adviser or their affiliates, as appropriate. Each Nominating and Corporate

Governance Committee will consider potential director candidates, if any, recommended by its Fund shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its directors; (ii) are not "interested persons" of the Fund, as that term is defined in the 1940 Act; and (iii) are "independent" as defined in the listing standards of any exchange on which the Fund's shares are listed.

While the Nominating and Corporate Governance Committees have not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate's and a Board's diversity, the Committees generally consider the manner in which each candidate's leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise would complement or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Fund. Each Committee may also consider other factors or attributes as they may determine appropriate in their judgment. Each Committee believes that the significance of each candidate's background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole.

Each Fund's bylaws contain provisions regarding minimum qualifications for directors. These include a requirement that, to qualify as a nominee for a directorship, each candidate, at the time of nomination, other than persons who were directors at the time of the adoption of the minimum qualifications, must possess at least the following specific minimum qualifications: (i) a nominee shall have at least five years' experience in any of investment management, economics, public accounting or Australian business; (ii) a nominee shall have a college undergraduate or graduate degree in economics, finance, business administration, accounting or engineering, or a professional degree in law, engineering, or medicine, from an accredited university or college in the United States, Australia, the United Kingdom, Canada or New Zealand, or the equivalent degree from an equivalent institution of higher learning in another country; and (iii) a nominee shall not have violated any provision of the U.S. federal or state securities laws, or comparable laws of another country.

Each Fund's bylaws also contain advance notice provisions and general procedures with respect to the submission of proposals, including the nomination of directors. Shareholders who intend to propose potential director candidates must substantiate compliance with these requirements. Notice of shareholder proposals must be provided to the Fund's Secretary not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year's proxy statement. Any shareholder may obtain a copy of the Funds' bylaws by calling the Investor Relations department of abrdn Inc., the Funds' investor relations services provider, toll-free at 1-800-522-5465, or by sending an e-mail to abrdn Inc. at InvestorRelations@abrdn.com.

Board Oversight of Risk Management

The Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of each Board's general oversight of the respective Fund and is addressed as part of various Board and Committee activities. Each Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. Day-to-day risk management functions are subsumed within the responsibilities of ASIAL, who carries out each Fund's investment management and business affairs, and also by AAML, as applicable, and other service providers in connection with the services they provide to the Funds. Each of ASIAL and AAML, as applicable, and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of each Fund, the respective Board, directly and/or through a Committee, interacts with and reviews reports from, among others, ASIAL and AAML, as applicable, and each Fund's other service providers (including the Funds' transfer agent), the Funds' Chief Compliance Officer, and the Funds' independent registered public accounting firm, legal counsel to the Funds, as appropriate, relating to the operations of the Funds. The Boards also require ASIAL to report to the Boards on other matters relating to risk management on a regular and as-needed basis. The Boards recognize that it may not be possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. Each Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board and Committee Meetings in Fiscal Year 2021

During the Funds' fiscal year ended October 31, 2021, the Boards of FAX, FCO and IAF each held four regular meetings. The Audit and Valuation Committee of FAX, FCO and IAF each held four meetings; the Nominating and Corporate Governance Committee of FAX, FCO and IAF each held three meetings; the Contract Review Committee of FAX, FCO and IAF each held three meetings; the Cost Review Committee of FAX, FCO and IAF each held one meeting; and the Leverage Committees of IAF and FCO held four meetings and the Leverage Committee of FAX held five meetings. During the fiscal year ended October 31, 2021, each incumbent Director attended at least 75% of the aggregate number of meetings of the Board and of Committees of the Board on which he served.

Communications with the Board of Directors

Shareholders who wish to communicate with Board members with respect to matters relating to the Funds may address their written correspondence to the Boards as a whole or to individual Board members c/o abrdn Inc., the Funds' administrator, at 1900 Market Street, Suite 200, Philadelphia, PA 19103, or via e-mail to the Director(s) c/o abrdn Inc. at Investor.Relations@abrdn.com.

Director Attendance at Annual Meetings of Shareholders

The Funds have not established a policy with respect to Director attendance at annual meetings of shareholders.

REPORTS OF THE AUDIT AND VALUATION COMMITTEES; INFORMATION REGARDING THE FUNDS' INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Audit and Valuation Committee has selected, and each Fund's Independent Directors have ratified the selection of, KPMG LLP ("KPMG"), 1601 Market Street, Philadelphia, PA 19103, an independent registered public accounting firm, to audit the financial statements of the Funds for the fiscal year ending October 31, 2022. Representatives from KPMG are not expected to attend the Meetings to make a statement or respond to questions from shareholders. However, such representatives are expected to be available by telephone to respond to questions raised by shareholders, if any, during the Meetings.

Each Audit and Valuation Committee has received from KPMG the written disclosures and the letter required by the Public Company Accounting Oversight Board ("PCAOB") regarding KPMG's communications with the Audit and Valuation Committee concerning independence, and have discussed with KPMG its independence. Each Audit and Valuation Committee has also reviewed and discussed the audited financial statements with Fund management and KPMG, and discussed matters with KPMG required to be discussed by the applicable requirements of the PCAOB and the SEC. Based on the foregoing, each Audit and Valuation Committee recommended to its Board that the Fund's audited financial statements be included in the respective Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2021.

The following table sets forth the aggregate fees billed for professional services rendered by KPMG during the Funds' two most recent fiscal years ended October 31:

	2021			2020
	FAX	FCO	IAF	FAX	FCO	IAF
Audit Fees	$85,587	$81,656	$57,033	$83,095	$73,452	$55,372
Audit-Related Fees	$0	$50,000	$0	$0	$0	$0
Tax Fees(1)	$7,980	$7,980	$7,980	$7,720	$7,720	$7,720
All Other Fees	None	None	None	None	None	None

(1)  The Tax Fees are for the completion of the Funds' federal and state tax returns.

For the fiscal year ended October 31, 2021, KPMG billed $409,725 for aggregate non-audit fees for services to the Investment Manager and Sub-Adviser of FAX, FCO and IAF. For the fiscal year ended October 31, 2020, KPMG billed $364,945 for aggregate non-audit fees for services to the Investment Manager and Sub-Adviser of FAX, FCO and IAF, as applicable.

All of the services described in the table above were pre-approved by the relevant Audit and Valuation Committee.

Each Audit and Valuation Committee has adopted an Audit and Valuation Committee Charter that provides that the Audit and Valuation Committee shall annually select, retain or terminate, and recommend to the Audit and Valuation Committee members of the Board and ratified by the entire Board, who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act), of the Fund for their ratification, the selection, retention or termination, the Fund's independent auditor and, in connection therewith, evaluate the terms of the engagement (including compensation of the auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Investment Manager or Sub-Adviser, if applicable, and receive the independent auditor's specific representations as to its independence, delineating all relationships between the independent auditor and the Fund, consistent with the Independent Standards Board ("ISB") Standard No. 1. Each Audit and Valuation Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Fund management or the Investment Manager that the Fund, Investment Manager or their affiliated persons, employ the independent auditor to render "permissible non-audit services" to the Fund and to consider whether such services are consistent with the independent auditor's independence.

Each Audit and Valuation Committee has considered whether the provision of non-audit services that were rendered to the Investment Manager or Sub-Adviser, if applicable, and any entity controlling, controlled by, or under common control with these entities that provides ongoing services to the relevant Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence and has concluded that it is independent.

COMPENSATION

The following table sets forth information regarding compensation of Directors by each Fund and by the Fund Complex of which the Funds are a part for the fiscal year ended October 31, 2021. Officers of the Funds and

Directors who are interested persons of the Funds do not receive any compensation directly from the Funds or any other fund in the Fund Complex for performing their duties as officers or Directors, respectively.

Name of Director	Aggregate Compensation from Fund for Fiscal Year Ended October 31, 2021			Total Compensation From Fund and Fund Complex Paid To Directors*
	FAX	FCO	IAF
Independent Directors:
Radhika Ajmera	$20,666	$20,666	$20,666	$215,692	(21)
P. Gerald Malone	$67,230	$62,920	$47,023	$487,092	(26)
Neville J. Miles**	$47,333	$41,023	$62,920	$250,573	(20)
William J. Potter	$46,000	$49,690	$43,690	$139,380	(3)
Moritz Sell	$43,667	$43,357	$43,3577	$130,380	(3)
Interested Director:
Stephen Bird	N/A	N/A	N/A	N/A (26)

*  The number in parentheses indicates the total number of funds in the Fund Complex on which the Director serves or served at any time during the fiscal year ended October 31, 2021.

**  Retiring from FAX, FCO and IAF effective April 28, 2022.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Funds, require the Funds' officers, Directors, the Investment Manager and Sub-Adviser, affiliates of the Investment Manager or Sub-Adviser, and persons who beneficially own more than 10% of a registered class of a Fund's outstanding securities ("Reporting Persons") to electronically file reports of ownership of that Fund's securities and changes in such ownership with the SEC and the NYSE MKT.

Based solely on its review of such forms filed on EDGAR and written representations from certain Reporting Persons, the Funds' Reporting Persons complied with all applicable filing requirements in a timely manner during the fiscal year ended October 31, 2021.

Relationship of Directors or Nominees with the Investment Manager, Sub-Adviser and Administrator abrdn Asia Limited (formerly "Aberdeen Standard Investments (Asia) Limited") serves as the Investment Manager to the Funds pursuant to management agreements dated as of April 3, 2009 for FAX, as of June 7, 2006 for FCO, and as of March 8, 2004 for IAF. The Investment Manager is a Singapore corporation with its registered office located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. Aberdeen Asset Managers Limited serves as the Sub-Adviser to FAX and FCO pursuant to sub-advisory agreements dated November 1, 2015 and March 1, 2012, respectively. The Sub-Adviser, with its registered office at 10 Queen's Terrace, Aberdeen, Scotland AB10 1YG, is a corporation organized under the laws of Scotland and a U.S. registered investment adviser. The Investment Manager and Sub-Adviser are each wholly-owned subsidiaries of Aberdeen Asset Management PLC ("Aberdeen PLC"), a Scottish company. The registered offices of Aberdeen PLC are located at 10 Queen's Terrace, Aberdeen, Scotland AB10 1YG. The Investment Manager and Sub-Adviser are each an indirect wholly owned subsidiary of abrdn plc (formerly Standard Life Aberdeen plc).

abrdn Inc. ("ASI"), an affiliate of the Investment Manager and Sub-Adviser, serves as the Funds' administrator. ASI is a Delaware corporation with its principal business office located at 1900 Market Street, Suite 200, Philadelphia, PA 19103. ASI also provides investor relations services to the Funds under an investor relations services agreement. Messrs. Andolina, Demetriou, Goodson, O'Connor and Mmes. Kennedy, Melia and Sitar, who serve as officers of the Funds, are also directors and/or officers of ASI.

EACH FUND'S BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR FOR THE RELEVANT FUND.

ADDITIONAL INFORMATION

Expenses. The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Joint Proxy Statement will be borne proportionately by each Fund. Each Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of that Fund. In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Funds, the Investment Manager, the Sub-Adviser (in the case of FAX and FCO) or the Funds' Administrator.

AST Fund Solutions, LLC ("AST") has been retained to assist in the solicitation of proxies and will receive an estimated fee of $4,400 (FAX) $1,750 (FCO) and $3,600 (IAF) and be reimbursed for its reasonable expenses. Total payments to AST are expected to be between $5,000 and $10,000.

Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Joint Proxy Statement with its enclosures on or about March 25, 2022. As mentioned above, AST has been engaged to assist in the solicitation of proxies. As the date of the Meetings approach, certain shareholders of a Fund may receive a call from a representative of AST, if the Fund has not yet received their vote. Authorization to permit AST to execute proxies may be obtained by telephonic instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that management of each of the Funds believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Beneficial Owners. Based upon filings made with the SEC, as of March 23, 2021, the following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of a class of shares of FAX, IAF and FCO because they possessed or shared voting or investment power with respect to FAX, IAF or FCO's shares:

Fund	Class	Name and Address	Number of Shares Beneficially Owned	Percentage of Shares
FAX	Preferred	Voya Financial Inc. 230 Park Ave New York, NY 10169	600,000	30.00%
IAF	Common	First Trust Portfolios L.P. 120 East Liberty Drive Wheaton, IL 60187	3,638,041	14.9%
FCO	Common	First Trust Portfolios L.P. 120 East Liberty Drive Wheaton, IL 60187	842,663	9.0%

Shareholder Proposals. If a shareholder intends to present a proposal, including the nomination of a director, at the Annual Meeting of Shareholders of FCO or IAF to be held in 2023 and desires to have the proposal included in the Funds' proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the Secretary of the Funds at the office of the Funds, 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and such proposal must be received by the Secretary no later than November 18, 2022. If a shareholder intends to present a proposal, including the nomination of a director, at the Annual Meeting of Shareholders of FAX to be held in 2023 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the Secretary of the Fund at the office of the Fund, 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and such proposal must be received by the Secretary no later than November 25, 2022.

Shareholders wishing to present proposals, including the nomination of a director, at the Annual Meeting of Shareholders of FCO and IAF to be held in 2023 which they do not wish to be included in the Funds' proxy materials must send written notice of such proposals to the Secretary of the Funds at the office of the Fund, 1900 Market Street Suite 200, Philadelphia, Pennsylvania 19103, and such notice must be received by the Secretary no sooner than October 8, 2022 and no later than 5:00 p.m., Eastern Time, on November 18, 2022 in the form prescribed from time to time in the Funds' bylaws and shareholders wishing to present proposals, including the nomination of a director, at the Annual Meeting of Shareholders of FAX to be held in 2023 which they do not wish to be included in the Fund's proxy materials must send written notice of such proposals to the Secretary of the Fund at the office of the Fund, 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and such notice must be received by the Secretary no sooner than October 17, 2022 and no later than 5:00 p.m., Eastern Time, on November 25, 2022 in the form prescribed from time to time in the Funds' bylaws; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than the close of business on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

SHAREHOLDERS WHO DO NOT EXPECT TO VIRTUALLY ATTEND THE MEETINGS AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN THEM IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Joint Proxy Statement

Unless the Funds have received contrary instructions from shareholders, only one copy of this Joint Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Joint Proxy Statement, please contact the Funds at 1-800-522-5465. If any shareholder does not want the mailing of this Joint Proxy Statement to be combined with those for other members of its household, please contact the Funds in writing at: 1900 Market Street, Suite 200, Philadelphia, PA 19103 or call the Funds at 1-800-522-5465.

Other Business

Management knows of no business to be presented at the Meetings, other than the Proposals set forth in this Joint Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their discretion.

By order of the Boards of Directors,

Megan Kennedy, Secretary
Aberdeen Asia-Pacific Income Fund, Inc.
Aberdeen Global Income Fund, Inc.
Aberdeen Australia Equity Fund, Inc.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VIRTUAL MEETING

at the following Website

www.meetnow.global/M2MAXYN

on April 28, 2022 at 10:00 a.m. Eastern
Time

To Participate in the Virtual Meeting,
enter the 14-digit control number from
the shaded box on this card

Please detach at perforation before mailing.

PROXY	ABERDEEN ASIA-PACIFIC INCOME FUND, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 28, 2022

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned shareholder(s) of Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”), revoking previous proxies, hereby appoints Lucia Sitar, Megan Kennedy and Andrew Kim, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Asia-Pacific Income Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/M2MAXYN on April 28, 2022, at 10:00 a.m. Eastern time, and at any adjournment thereof as indicated on the reverse side. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card.  Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged.  If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for director.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Asia-Pacific Income Fund, Inc.

Shareholders Meeting to be held virtually on April 28, 2022, at 10:00 a.m. (Eastern Time)

The Proxy Statement for this meeting is available at: http://www.aberdeenFAX.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated March 25, 2022 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

	Proposals	THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR DIRECTOR IN THE PROPOSALS.

1.	To elect one Class I Director of the Fund, for a three-year term until the 2025 Annual Meeting of Stockholders and until such Director’s successor is duly elected and qualify.
		FOR	AGAINST	ABSTAIN
	01. Stephen Bird	☐	☐	☐

2.	To elect one Preferred share Director of the Fund, for a three-year term until the 2025 Annual Meeting of Stockholders and until such Director’s successor is duly elected and qualify.
		FOR	AGAINST	ABSTAIN
	01. Moritz Sell	☐	☐	☐

3.	To consider the continuation of the terms of two Directors under the Fund’s Corporate Governance Policies.

					FOR	AGAINST	ABSTAIN
	01. P. Gerald Malone (Class II – 3 year term ending 2023)				☐	☐	☐
	02. William P. Potter (Preferred – 3 year term ending 2024)				☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:   Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box
/ /

Scanner bar code
xxxxxxxxxxxxxx	FAX2 31990	xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VIRTUAL MEETING

at the following Website

www.meetnow.global/M2MAXYN

on April 28, 2022 at 10:00 a.m. Eastern
Time

To Participate in the Virtual Meeting,
enter the 14-digit control number from
the shaded box on this card

Please detach at perforation before mailing.

PROXY	ABERDEEN ASIA-PACIFIC INCOME FUND, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 28, 2022

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned shareholder(s) of Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”), revoking previous proxies, hereby appoints Lucia Sitar, Megan Kennedy and Andrew Kim, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Asia-Pacific Income Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/M2MAXYN on April 28, 2022, at 10:00 a.m. Eastern time, and at any adjournment thereof as indicated on the reverse side. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card.  Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged.  If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for director.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Asia-Pacific Income Fund, Inc.

Shareholders Meeting to be held virtually on April 28, 2022, at 10:00 a.m. (Eastern Time)

The Proxy Statement for this meeting is available at: http://www.aberdeenFAX.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated March 25, 2022 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

	Proposals	THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR DIRECTOR IN THE PROPOSALS.

1.	To elect one Class I Director of the Fund, for a three-year term until the 2025 Annual Meeting of Stockholders and until such Director’s successor is duly elected and qualify.
		FOR	AGAINST	ABSTAIN
	01. Stephen Bird	☐	☐	☐

3.	To consider the continuation of the terms of two Directors under the Fund’s Corporate Governance Policies.

					FOR	AGAINST	ABSTAIN
	01. P. Gerald Malone (Class II – 3 year term ending 2023)				☐	☐	☐
	02. William P. Potter (Preferred – 3 year term ending 2024)				☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:  Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code
xxxxxxxxxxxxxx	FAX1 31990	xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VIRTUAL MEETING

at the following Website

www.meetnow.global/M2MAXYN

on April 28, 2022 at 10:30 a.m. Eastern
Time

To Participate in the Virtual Meeting,
enter the 14-digit control number from
the shaded box on this card

Please detach at perforation before mailing.

PROXY	ABERDEEN GLOBAL INCOME FUND, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 28, 2022

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned shareholder(s) of Aberdeen Global Income Fund, Inc. (the “Fund”), revoking previous proxies, hereby appoints Lucia Sitar, Megan Kennedy and Andrew Kim, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Global Income Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/M2MAXYN on April 28, 2022, at 10:30 a.m. Eastern time, and at any adjournment thereof as indicated on the reverse side. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card.  Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged.  If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for director.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Global Income Fund, Inc.

Shareholders Meeting to be held virtually on April 28, 2022, at 10:30 a.m. (Eastern Time)

The Proxy Statement for this meeting is available at: http://www.aberdeenFCO.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated March 25, 2022 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

	Proposals	THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR DIRECTOR IN THE PROPOSALS.

1.	To elect one Class III Director of the Fund, for a three-year term until the 2025 Annual Meeting of Stockholders and until such Director’s successor is duly elected and qualify.
		FOR	AGAINST	ABSTAIN
	01. Radhika Ajmera	☐	☐	☐

3.	To consider the continuation of the terms of two Directors under the Fund’s Corporate Governance Policies.

					FOR	AGAINST	ABSTAIN
	01. P. Gerald Malone (Class I – 3 year term ending 2023)				☐	☐	☐
	02. William P. Potter (Class II – 3 year term ending 2024)				☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code
xxxxxxxxxxxxxx	FCO1 31990	xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VIRTUAL MEETING

at the following Website

www.meetnow.global/M2MAXYN

on April 28, 2022 at 11:00 a.m. Eastern
Time

To Participate in the Virtual Meeting,
enter the 14-digit control number from
the shaded box on this card

Please detach at perforation before mailing.

PROXY	ABERDEEN AUSTRALIA EQUITY FUND, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 28, 2022

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned shareholder(s) of Aberdeen Australia Equity Fund, Inc. (the “Fund”), revoking previous proxies, hereby appoints Lucia Sitar, Megan Kennedy and Andrew Kim, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Australia Equity Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/M2MAXYN on April 28, 2022, at 11:00 a.m. Eastern time, and at any adjournment thereof as indicated on the reverse side. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card.  Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged.  If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for director.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Australia Equity Fund, Inc.

Shareholders Meeting to be held virtually on April 28, 2022, at 11:00 a.m. (Eastern Time)

The Proxy Statement for this meeting is available at: http://www.aberdeenIAF.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated March 25, 2022 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

	Proposals	THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR DIRECTOR IN THE PROPOSALS.

1.	To elect one Class I Director of the Fund, for a three-year term until the 2025 Annual Meeting of Stockholders and until such Director’s successor is duly elected and qualify.
		FOR	AGAINST	ABSTAIN
	01. Moritz Sell	☐	☐	☐

3.	To consider the continuation of the terms of three Directors under the Fund’s Corporate Governance Policies.

					FOR	AGAINST	ABSTAIN
	01. Moritz Sell (Class I – 3 year term ending 2025)				☐	☐	☐
	02. P. Gerald Malone (Class II – 3 year term ending 2023)				☐	☐	☐
	03. William J. Potter (Class III – 3 year term ending 2024)				☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code
xxxxxxxxxxxxxx	IAF1 31990	xxxxxxxx